================================================================================

              ---------------------------------------------------
                                  ANNUAL REPORT
              ---------------------------------------------------
                                 August 31, 2000
              ---------------------------------------------------


                                   Value Line
                                 U.S. Government
                                   Securities
                                   Fund, Inc.

                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

================================================================================

Value Line U.S. Government Securities Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders

Your Fund returned 6.53% for the fiscal year ended August 31, 2000, which compares favorably to the 6.19% return of the unmanaged Lehman Brothers Intermediate U.S. Government Bond Index, a proxy for the Fund's government investment strategy.

This fiscal year was characterized by strong economic growth, low unemployment, and a strong stock market. The Federal Reserve raised interest rates several times in its effort to cool economic growth and keep the rate of inflation low. The Fed normally is concerned that strong economic growth, while good for corporate earnings, will lead to higher wages and, consequently, to an accelerating rate of inflation.

In this hostile interest-rate environment, 30-year Treasury bond yields rose from 6% in September to nearly 7% in January. But rates fell as the bond market anticipated that the restrictive policy of the Fed (to raise short-term interest) would slow economic growth. Coupled with a U.S. Treasury debt pay down and buyback program, interest rates on the 30-year bond reversed course and fell to a low of 5.66% in April, only to bounce back over to 6% on perceptions of economic strength in May. By June, evidence became clear that economic growth was slowing as the Fed had been expecting and rates on the 30-year bond fell back to the 5.75% area for a time.

Your Fund benefited from the improving bond market in the second half of the fiscal year. The Fund enjoyed modest price gains that augmented interest income and produced solid total returns resulting from an emphasis on intermediate bond maturities and U.S. Agency securities with higher yields.

Your Fund's long-term strategy is to generate high income consistent with safety of principal by investing primarily in U.S. Government securities, representing the highest level of safety. Additionally, we control risk by limiting the portfolio's average maturity to 10 years, and by maintaining a well-diversified portfolio. These measures, we believe, will protect the Fund from dramatic swings in value caused by gyrating interest rates and produce more stable and consistent performance.

We continue to emphasize intermediate-term maturity structure in our bond selection to provide a competitive performance going forward. We appreciate your continued support.

                                                Sincerely,

                                                /s/ Jean Bernhard Buttner

                                                Jean Bernhard Buttner
                                                Chairman and President
September 28, 2000


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2

                                Value Line U.S. Government Securities Fund, Inc.

U.S. Government Securities Fund Shareholders
--------------------------------------------------------------------------------
Economic Observations

The U.S. economy is now clearly proceeding along a slower growth track as we move through the final months of the year. Evidence of this deceleration in business activity can be found in the most recent figures on manufacturing, retail spending, and employment. Overall, we estimate that GDP growth will average 3.0%, or so, over the balance of the year. Thereafter, we would expect the pace of economic activity to hold at these comparatively restrained levels through 2001, as the succession of interest-rate hikes voted for by the Federal Reserve Board over the past year and a half continues to have the hoped-for effect of stabilizing the economy at comfortably lower growth levels.

Inflationary pressures, meanwhile, continue to be held in check for the most part, with sustained increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, a moderate increase in cost pressures could still evolve over the next few quarters, particularly if energy prices continue their uncontrolled ascent for several months and the aforementioned moderation in economic growth fails to continue into 2001, two events that we do not currently expect to take place.

Meanwhile, the Federal Reserve, taking note of the current slower pace of business activity and the comparatively muted inflation figures, is likely to maintain a relatively stable monetary stance over the next several quarters. Indeed, should oil prices reverse course and move back down to the $25-$30-a-barrel level, as seems logical given the expected moderation in underlying demand, it is conceivable that the central bank's next move could be to lower interest rates sometime next year.


Performance Data:*

                                       Growth of
                                      an Assumed         Average
                                     Investment of       Annual
                                        $10,000        Total Return
                                    --------------------------------
 1 year ended 6/30/00..............     $10,360            3.60%
 5 years ended 6/30/00.............     $13,001            5.39%
10 years ended 6/30/00.............     $18,422            6.30%

* The average annual total returns for the one, five and ten year periods ended August 31, 2000, were 6.53%, 5.67% and 6.44%, respectively. The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

--------------------------------------------------------------------------------

The following graph compares the performance of the Value Line U.S. Government Securities Fund, Inc. to that of the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate U.S. Government Bond Index. The Value Line U.S. Government Securities Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are not managed. The comparison is shown for illustrative purposes only.

         Comparison of a Change in Value of a $10,000 Investment in the
      Value Line U.S. Government Securities Fund, Inc., the Lehman Brothers
           Aggregate Bond Index*, and the Lehman Brothers Intermediate
                           U.S. Government Bond Index*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIALS.]

              Value Line U.S.                                 Lehman Brothers
          Government Securities       Lehman Brothers        Intermediate U.S.
                Fund, Inc.         Aggregate Bond Index    Government Bond Index

9/90           $10,000.00              $10,000.00               $10,000.00
11/90           10,388.19               10,431.00                10,384.00
2/91            10,774.08               10,816.00                10,700.00
5/91            11,017.49               11,072.00                10,932.00
8/91            11,396.11               11,463.00                11,269.00
11/91           11,842.92               11,934.00                11,728.00
2/92            12,114.31               12,200.00                11,935.00
5/92            12,329.75               12,449.00                12,173.00
8/92            12,890.49               13,009.00                12,714.00
11/92           12,848.50               12,991.00                12,682.00
2/93            13,451.89               13,686.00                13,277.00
5/93            13,691.43               13,857.00                13,394.00
8/93            14,318.01               14,436.00                13,818.00
11/93           14,284.98               14,406.00                13,838.00
2/94            14,305.98               14,425.00                13,840.00
5/94            13,140.54               13,955.00                13,559.00
8/94            13,191.34               14,218.00                13,780.00
11/94           12,755.35               13,966.00                13,608.00
2/95            13,284.35               14,681.00                14,142.00
5/95            13,950.68               15,557.00                14,791.00
8/95            14,163.19               15,825.00                15,015.00
11/95           14,531.12               16,429.00                15,467.00
2/96            14,593.87               16,479.00                15,585.00
5/96            14,436.35               16,239.00                15,461.00
8/96            14,597.09               16,475.00                15,684.00
11/96           15,399.76               17,427.00                16,342.00
2/97            15,332.43               17,361.00                16,343.00
5/97            15,468.19               17,590.00                16,562.00
8/97            15,911.46               18,123.00                16,946.00
11/97           16,537.07               18,743.00                17,368.00
2/98            16,803.32               19,160.00                17,719.00
5/98            17,043.72               19,510.00                17,982.00
8/98            17,548.07               20,038.00                18,517.00
11/98           17,854.21               20,514.00                18,922.00
2/99            17,680.71               20,361.00                18,819.00
5/99            17,694.37               20,360.00                18,879.00
8/99            17,518.76               20,198.00                18,935.00
11/99           17,794.49               20,506.00                19,148.00
2/00            17,761.17               20,586.00                19,181.00
5/00            17,843.30               20,788.00                19,444.00
8/00            18,662.51               21,724.00                20,107.00


                             From 9/1/90 to 8/31/00.

* The Lehman Brothers Aggregate Bond Index is representative of the broad fixed-income market. It includes government, investment-grade corporate, and mortgage backed bonds. The Lehman Brothers Intermediate U.S. Government Bond Index represents the intermediate maturity (1-10 year) of the U.S. Treasury and U.S. Agency segment of the fixed-income market. The returns for the Indices do not reflect expenses which are deducted from the Fund's returns.


--------------------------------------------------------------------------------
4

                                Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments                                          August 31, 2000
--------------------------------------------------------------------------------

   Principal                                                                           Maturity
    Amount                                                                     Rate      Date        Value
-------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (11.1%)
$  15,756,150   U.S. Treasury Inflation Indexed Notes......................... 3.88%   1/15/09   $ 15,578,893
                                                                                                 ------------
   15,756,150   TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,563,579)...........                      15,578,893
                                                                                                 ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (85.3%)
                FEDERAL NATIONAL MORTGAGE ASSOCIATION (60.9%)
    7,590,322   Federal National Mortgage Association Pool #313031............ 6.83    7/01/03      7,516,790
   10,000,000   Federal National Mortgage Association......................... 5.75    6/15/05      9,587,670
    8,354,361   Federal National Mortgage Association Pool #313032............ 7.04    7/01/06      8,338,696
    5,000,000   Federal National Mortgage Association......................... 7.13    3/15/07      5,085,205
   10,214,533   Federal National Mortgage Association Pool #375667............ 6.02    2/01/08      9,630,390
   10,000,000   Federal National Mortgage Association Pool #380188............ 6.45    4/01/08      9,618,750
   10,000,000   Federal National Mortgage Association......................... 6.63    9/15/09      9,837,520
   10,000,000   Federal National Mortgage Association......................... 7.25    1/15/10     10,277,230
    8,329,203   Federal National Mortgage Association Pool #412682............ 6.00    3/01/28      7,809,714
    4,105,812   Federal National Mortgage Association Pool #424691............ 6.50    4/01/28      3,942,058
    4,011,786   Federal National Mortgage Association Pool #425239............ 6.50    4/01/28      3,854,068
                                                                                                 ------------
   87,606,017   TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
                  (Cost $87,551,918) .........................................                     85,498,091
                                                                                                 ------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION (13.4%)
   10,000,000   Federal Home Loan Mortgage Corporation........................ 5.00    1/15/04      9,474,210
    5,000,000   Federal Home Loan Mortgage Corporation........................ 6.25    7/15/04      4,909,175
    5,000,000   Federal Home Loan Mortgage Corporation........................ 5.13   10/15/08      4,441,555
                                                                                                 ------------
   20,000,000   TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
                  (Cost $19,484,737) .........................................                     18,824,940
                                                                                                 ------------
                PRIVATE EXPORT FUNDING
                  CORPORATION SECURITIES (11.0%)
    5,000,000   Private Export Funding Corporation Series "J"................. 7.65    5/15/06      5,198,485
   10,000,000   Private Export Funding Corporation Series "I"................. 7.20    1/15/10     10,200,280
                                                                                                 ------------
   15,000,000   TOTAL PRIVATE EXPORT FUNDING CORPORATION
                  SECURITIES (Cost $15,047,800) ..............................                     15,398,765
                                                                                                 ------------
  122,606,017   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                  (Cost $122,084,455) ........................................                    119,721,796
                                                                                                 ------------
  138,362,167   TOTAL INVESTMENT SECURITIES (96.4%)
                  (Cost $137,648,034) ........................................                    135,300,689
                                                                                                 ------------


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                                                                               5

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments                                          August 31, 2000
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                           Value
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.5%) (including accrued interest)
  $ 3,500,000   Collateralized by $3,450,000 U.S. Treasury Notes 7.50% due 11/15/01,
                  with a value of $3,571,219 (with Morgan Stanley Dean Witter & Co.
                  6.55%, dated 8/31/00, due 9/1/00, delivery value $3,500,637)                   $  3,500,637
                CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%).........................      1,606,428
                                                                                                 ------------
                NET ASSETS (100.0%) ..........................................................   $140,407,754
                                                                                                 ------------
                NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
                  PER OUTSTANDING SHARE ($140,407,754 / 12,912,480
                  shares of capital stock outstanding) .......................................   $      10.87
                                                                                                 ------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
6

                                Value Line U.S. Government Securities Fund, Inc.

Statement of Assets and Liabilities
at August 31, 2000
--------------------------------------------------------------------------------

Assets:
Investment securities at value
  (Cost-- $137,648,034) .......................................   $ 135,300,689
Repurchase agreement
  (Cost-- $3,500,637) .........................................       3,500,637
Cash ..........................................................          77,941
Interest receivable ...........................................       1,661,926
Receivable for capital shares sold ............................         167,550
                                                                  -------------
    Total Assets ..............................................     140,708,743
                                                                  -------------
Liabilities:
Payable for capital shares repurchased ........................          87,558
Accrued expenses:
  Advisory fee ................................................          59,347
  Service and distribution plan fee ...........................          29,673
  Other .......................................................         124,411
                                                                  -------------
    Total Liabilities .........................................         300,989
                                                                  -------------
Net Assets ....................................................   $ 140,407,754
                                                                  -------------
Net Assets consist of:
Capital stock, at $1 par value
  (authorized 100,000,000,
  outstanding 12,912,480 shares) ..............................   $  12,912,480
Additional paid-in capital ....................................     180,334,657
Undistributed net investment income ...........................       1,628,982
Accumulated net realized loss
  on investments ..............................................     (52,121,020)
Net unrealized depreciation
  of investments ..............................................      (2,347,345)
                                                                  -------------
Net Assets ....................................................   $ 140,407,754
                                                                  -------------
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($140,407,754 / 12,912,480
  shares outstanding) .........................................   $       10.87
                                                                  -------------
Statement of Operations
for the year ended August 31, 2000

Investment Income:
Interest income ...............................................    $ 10,024,528
                                                                   ------------
Expenses:
Advisory fee ..................................................         762,198
Transfer agent fees ...........................................          90,766
Service and distribution plan fees ............................          59,122
Telephone, insurance, dues and other ..........................          49,222
Auditing and legal fees .......................................          36,648
Printing ......................................................          35,225
Custodian fees ................................................          25,680
Postage .......................................................          25,137
Registration and filing fees ..................................          22,622
Directors' fees and expenses ..................................          14,951
                                                                   ------------
    Total Expenses Before
      Custody Credits .........................................       1,121,571
    Less: Custody Credits .....................................          (3,563)
                                                                   ------------
    Net Expenses ..............................................       1,118,008
                                                                   ------------
Net Investment Income .........................................       8,906,520
                                                                   ------------
Net Realized and Unrealized Gain
  (Loss) on Investments:
  Net Realized Loss ...........................................      (2,843,907)
  Change in Net Unrealized
    (Depreciation) Appreciation ...............................       3,336,412
                                                                   ------------
Net Realized Loss and Change in
  Net Unrealized (Depreciation)
  Appreciation on Investments .................................         492,505
                                                                   ------------
Net Increase in Net Assets
  from Operations .............................................    $  9,399,025
                                                                   ------------

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Statement of Changes in Net Assets
for the years ended August 31, 2000 and 1999
--------------------------------------------------------------------------------

                                                                         Year Ended        Year Ended
                                                                         August 31,        August 31,
                                                                            2000              1999
                                                                        -----------------------------
Operations:
  Net investment income ............................................    $  8,906,520     $  9,659,103
  Net realized loss on investments .................................      (2,843,907)        (232,408)
  Change in net unrealized appreciation (depreciation) .............       3,336,412       (9,439,773)
                                                                        -----------------------------
  Net increase (decrease) in net assets from operations.............       9,399,025          (13,078)
                                                                        -----------------------------

Dividends to Shareholders:
  Net investment income ............................................      (8,917,356)      (9,846,476)
                                                                        -----------------------------

Capital Share Transactions:
  Proceeds from sale of shares .....................................      13,933,468       22,704,158
  Proceeds from reinvestment of distributions to shareholders.......       7,227,428        8,073,713
  Cost of shares repurchased .......................................     (48,465,333)     (38,981,549)
                                                                        -----------------------------
  Net decrease from capital share transactions......................     (27,304,437)      (8,203,678)
                                                                        -----------------------------

Total Decrease in Net Assets .......................................     (26,822,768)     (18,063,232)

Net Assets:
  Beginning of year ................................................     167,230,522      185,293,754
                                                                        -----------------------------
  End of year ......................................................    $140,407,754     $167,230,522
                                                                        -----------------------------

Undistributed net investment income, at end of year ................    $  1,628,982     $  1,639,818
                                                                        =============================

See Notes to Financial Statements.


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8

                                Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements                                    August 31, 2000
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities other than GNMA's (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for GNMA's, U.S. Treasury and U.S. Government Agency notes and debentures are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

(D) Security Transactions and Related Income. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method and interest income is accrued as earned. In computing net investment income, the Fund amortizes premiums and discounts on securities owned. The Fund purchases stripped mortgage-backed securities at premiums and discounts. The Fund amortizes such premiums on interest-only securities using the yield-to-maturity method. Cash is received based on the stated coupon rate and interest income is earned based on the security's effective yield-to-maturity. When the Fund purchases principal-only securities, although no interest payments are received, the discounts are accrued using the yield-to-maturity method based on the effective yield-to-maturity of the security.

2. Capital Share Transactions and Dividends to Shareholders

Transactions in capital stock were as follows:

                                                         Year            Year
                                                        Ended           Ended
                                                      August 31,      August 31,
                                                         2000            1999
                                                      -------------------------
Shares sold ......................................     1,299,064      2,015,642
Shares issued to shareholders in
  reinvestment of dividends ......................       677,261        720,630
                                                      -------------------------
                                                       1,976,325      2,736,272
Shares repurchased ...............................    (4,531,756)    (3,467,790)
                                                      -------------------------
Net decrease .....................................    (2,555,431)      (731,518)
                                                      =========================
Dividends per share ..............................    $      .62     $      .62
                                                      =========================

Dividends and distributions to shareholders are recorded on the ex-dividend date.

On September 21, 2000 the Fund's Board of Directors declared a quarterly dividend from net investment income of $.155 per share payable on September 26, 2000 to shareholders of record on September 22, 2000.

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                    Year Ended
                                                                 August 31, 2000
                                                                 ---------------
PURCHASES:
U.S. Treasury Obligations .................................        $ 5,543,488
U.S. Government Agency
  Obligations and Other
  Investment Securities ...................................         66,404,910
                                                                   -----------
                                                                   $71,948,398
                                                                   -----------
SALES AND REDEMPTIONS:
U.S. Treasury Obligations .................................        $ 8,775,781
U.S. Government Agency
  Obligations and Other
  Investment Securities ...................................         89,783,434
                                                                   ===========
                                                                   $98,559,215
                                                                   ===========

At August 31, 2000, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $141,148,671. The aggregate appreciation and depreciation of investments at August 31, 2000, based on a comparison of investment values and their costs for federal income tax purposes, was $691,753 and $3,039,098 respectively, resulting in a net depreciation of $2,347,345.

For federal income tax purposes, the Fund had a net capital loss carryover at August 31, 2000 of approximately $49,865,984 of which approximately $35,928,048 will expire in 2003, $8,976,510 will expire in 2004, $2,829,335 will expire in 2005 and $2,132,091 will expire in 2008.

During the year ended August 31, 2000, as permitted under federal income tax regulations, the Fund has elected to defer $2,255,036 of post-October net capital losses to the next taxable year.


--------------------------------------------------------------------------------
10

                                Value Line U.S. Government Securities Fund, Inc.

                                                                 August 31, 2000
--------------------------------------------------------------------------------

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $762,198 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser"), for the year ended August 31, 2000. This was computed at the annual rate of 1/2 of 1% of the Fund's average daily net assets during the period and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

At a special meeting of shareholders held on June 15, 2000, the shareholders approved the adoption of a Service and Distribution Plan (the "Plan") effective July 1, 2000. The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, provides for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $59,122 were paid or payable to the Distributor under this Plan for the period from July 1 to August 31, 2000.

Certain officers and directors of the Adviser and the Distributor are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at August 31, 2000 owned 166,907 shares of the Fund's capital stock, representing 1.30% of the outstanding shares. In addition, officers and directors owned 815 shares of capital stock, representing less than 1% of the outstanding shares.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                 Years Ended August 31,
                                               ---------------------------------------------------------
                                                  2000        1999        1998         1997        1996
                                               ---------------------------------------------------------
Net asset value, beginning of year .........   $  10.81     $  11.44    $  11.04    $  10.85    $  11.28
                                               ---------------------------------------------------------
  Income (loss) from investment operations:
    Net investment income ..................        .64          .61         .69         .74         .77
    Net gains or losses on securities
      (both realized and unrealized)........        .04         (.62)        .41         .21        (.43)
                                               ---------------------------------------------------------
    Total income (loss) from ...............
      investment operations.................        .68         (.01)       1.10         .95         .34
                                               ---------------------------------------------------------

  Less distributions:
    Dividends from net investment income....       (.62)        (.62)       (.70)       (.76)       (.77)
    Distributions from capital gains........         --           --          --          --          --
                                               ---------------------------------------------------------
    Total distributions  ...................       (.62)        (.62)       (.70)       (.76)       (.77)
                                               ---------------------------------------------------------
Net asset value, end of year ...............   $  10.87     $  10.81    $  11.44    $  11.04    $  10.85
                                               ---------------------------------------------------------
Total return  ..............................       6.53%       (0.17%)    10.28%        9.01%       3.06%
                                               ---------------------------------------------------------

Ratios/Supplemental Data:
Net assets, end of year (in thousands)......   $140,408     $167,231    $185,294    $185,004    $214,889
Ratio of operating expenses to
  average net assets........................        .73%(2)      .67%(2)     .66%(1)     .65%(1)     .65%(1)
Ratio of net investment income to
  average net assets........................       5.82%        5.40%       6.07%       6.52%       6.74%
Portfolio turnover rate  ...................         49%         125%        159%        255%        158%


(1) Before offset of custody credits.

(2) Ratios reflect expenses grossed up for custody credit arrangement. The ratios of expenses to average net assets net of custody credits would have been .73% for the year ended August 31, 2000 and .66% for the year ended August 31, 1999.


See Notes to Financial Statements.


--------------------------------------------------------------------------------
12

                                Value Line U.S. Government Securities Fund, Inc.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line U.S. Government Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Fund, Inc. (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the Unites States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

October 9th, 2000


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                                                                              13

Value Line U.S. Government Securities Fund, Inc.

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                                Value Line U.S. Government Securities Fund, Inc.

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                                                                              15

Value Line U.S. Government Securities Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950 -- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995 -- Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Bruce H. Alston
                      Vice President
                      Charles Heebner
                      Vice President
                      David T. Henigson
                      Vice President,
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #514732